UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 22, 2004





                         ADVANCED MEDICAL OPTICS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   01-31257            33-0986820
(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)     Identification No.)


                 1700 E. ST. ANDREW PLACE
                       SANTA ANA, CA                         92705
         (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (714) 247-8200



         (Former name or former address, if changed since last report)


ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 22, 2004, Advanced Medical Optics, Inc. issued a press release, attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing the determination of pricing in connection with the previously announced tender offer and consent solicitation for its 9 1/4% Senior Subordinated Notes due 2010.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release, dated June 22, 2004, issued by Advanced Medical Optics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED MEDICAL OPTICS, INC.
                                  (Registrant)

                                  By:    /s/ Aimee S. Wesiner
Date:  June 22, 2004                     Aimee S. Weisner
                                         Corporate Vice President,
                                         General Counsel and Secretary

                                 EXHIBIT INDEX

      EXHIBIT
        NO.

       99.1           Press Release, dated June 22, 2004,
                      issued by Advanced Medical Optics, Inc.

                                                                 EXHIBIT 99.1

                     ADVANCED MEDICAL OPTICS INC. ANNOUNCES
                DETERMINATION OF PRICING IN CONNECTION WITH ITS
               CASH TENDER OFFER AND CONSENT SOLICITATION FOR ITS
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2010

         (SANTA ANA, CA), June 22, 2004 -- Advanced Medical Optics, Inc. (AMO) [NYSE: AVO], today announced the consideration to be paid in its previously announced offer to purchase for cash (the "Offer") any and all of the $70,000,000 outstanding principal amount of its 9 1/4% Senior Subordinated Notes due 2010 (the "Notes")(CUSIP numbEr 00763MAC2) and solicitation of consents to certain proposed amendments to the indenture related to such Notes (the "Consent Solicitation"). The Consent Solicitation expired at 5:00 p.m., Eastern Daylight Time, on June 21, 2004 (the "Consent Date"). The Offer will remain open until 12:00 midnight, Eastern Daylight Time, on July 8, 2004, unless extended or earlier terminated (the "Expiration Date").

         Subject to the terms and conditions of the Offer and the Consent Solicitation, the "Total Consideration" to be paid per $1,000 principal amount of Notes validly tendered and not validly withdrawn on or prior to the Consent Date has been fixed at $1,154.09, which includes a consent payment of $30.00 per $1,000 principal amount of Notes (the "Consent Payment"). These amounts were determined based upon the pricing formula set forth in the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2004 (the "Statement"), pursuant to which the Offer and the Consent Solicitation are being made, with June 22, 2004 being the price determination date.

         Subject to the terms and conditions of the Offer and the Consent Solicitation, AMO expects to accept for payment and pay for all Notes that were validly tendered and not validly withdrawn on or prior to the Consent Date on or promptly following the first business day after the Consent Date (the "Initial Payment Date"). AMO will pay to Holders who properly tender their Notes after 5:00 p.m. on the Consent Date, but on or prior to the Expiration Date, the Total Consideration minus the Consent Payment. Subject to the terms and conditions of the Offer and the Consent Solicitation, AMO expects to accept for payment and pay for all Notes that are validly tendered and not validly withdrawn after the Consent Date, but on or prior to the Expiration Date, on or promptly following the first business day after the Expiration Date (the "Final Payment Date"). In addition, AMO may, at its option, elect to accept for payment, and pay for, Notes on interim payment dates after the Initial Payment Date and before the Final Payment Date. Holders will also be paid accrued and unpaid interest from the last interest payment date to, but not including, the applicable payment date.

         Holders may not withdraw their tenders or revoke their consents at any time after the Consent Date.

         All conditions to the Offer and the Consent Solicitation required to be satisfied or waived on or prior to the Initial Payment Date have been satisfied. As previously announced, AMO has received consents necessary to adopt the proposed amendments and has satisfied the financing condition with respect to the Offer and the Consent Solicitation.

         This press release does not constitute an offer to purchase or the solicitation of an offer to purchase, or a solicitation of consents with respect to the Notes. The Offer and the Consent Solicitation may only be made in accordance with the terms specified in the Statement and the related Letter of Transmittal and Consent, which more fully set forth the terms and conditions of the Offer and the Consent Solicitation.

         Lehman Brothers Inc. is acting as the exclusive dealer manager and solicitation agent, Mellon Investor Services LLC is acting as the information agent and The Bank of New York is acting as depositary in connection with the Offer and the Consent Solicitation. Copies of the Statement, the Letter of Transmittal and Consent, and other related documents may be obtained from the information agent at (877) 698-6865. Additional information concerning the terms of the Offer and the Consent Solicitation may be obtained by contacting Lehman Brothers at (800) 438-3242 (toll free) and (212) 528-7581 (collect).

ABOUT ADVANCED MEDICAL OPTICS

         Advanced Medical Optics, Inc. (AMO) is a global leader in the development, manufacturing and marketing of ophthalmic surgical and eye care products. The company focuses on developing a broad suite of innovative technologies and devices to address a wide range of eye disorders. Products in the ophthalmic surgical line include foldable intraocular lenses, phacoemulsification systems, viscoelastics and related products used in cataract surgery, and microkeratomes used in LASIK procedures for refractive error correction. AMO owns or has the rights to such ophthalmic surgical product brands as PhacoFlex(R), Clariflex(R), Array(R) and Sensar(R) foldabLe intraocular lenses, the Sovereign(R) phacoemulsification system with WhiteStar(TM) technology and the Amadeus(TM) microkeratome. Products in the contact lens care line include disinfecting solutions, daily cleaners, enzymatic cleaners and lens rewetting drops. Among the contact lens care product brands the company possesses are COMPLETE(R), COMPLETE(R) Blink-N-Clean(R), COMPLETE(R) Moisture PLUS(TM), Consept(R)F, Consept(R) 1 Step, Oxysept(R) 1 Step, Ultracare(R), Ultrazyme(R), Total Care(R) and blink(TM) branded products. Amadeus is a licensed product of, and a trademark of, SIS, Ltd.

         Advanced Medical Optics, Inc. is based in Santa Ana, California, and employs approximately 2,300 worldwide. The Company has direct operations in about 20 countries and markets products in approximately 60 countries. For more information, visit the Company's web site at www.amo-inc.com.

FORWARD-LOOKING STATEMENTS

         This press release contains forward-looking statements about AMO, including those relating to the Offer and the Consent Solicitation, including whether AMO will consummate the Offer and Consent Solicitation. All forward-looking statements in this press release are based on estimates and assumptions and represent AMO's judgment only as of the date of this press release. Actual results may differ from current expectations based on a number of factors including but not limited to changing market conditions. In addition, matters generally affecting the domestic and global economy, such as changes in interest and currency exchange rates, can affect AMO's results. Therefore, the reader is cautioned not to rely on these forward-looking statements. AMO disclaims any intent or obligation to update these forward-looking statements.

         Additional information concerning these and other risk factors may be found in previous financial press releases issued by AMO. AMO's public periodic filings with the Securities and Exchange Commission, including the discussion under the heading "Certain Factors and Trends Affecting AMO and its Businesses" in AMO's 2003 Form 10-K filed by AMO with the Securities and Exchange Commission (the "Commission") on March 12, 2004 and AMO's Form 10-Q for the quarterly period ended March 26, 2004, filed by AMO with the Commission on May 3, 2004, also include information concerning these and other risk factors. Copies of press releases and additional information about AMO are available on the World Wide Web at www.amo-inc.com, or you can contact the AMO Investor Relations Department by calling (714) 247-8348.